                                                                    EXHIBIT 10.2



                        [DEN DANSKE BANK LETTERHEAD]



DSC Communications A/S
Lautrupbjerg 7-11
DK-2750 Ballerup
                                                                   Date:
                                                                   July 23, 1996


                                                                 Contact Person:
                                                              Mogens Sondergaard
                                                                  (212) 984-8472

Gentlemen:

In connection with the financing of your newly constructed property in Denmark we are pleased to grant your company a credit facility on the following terms:

Borrower:                          DSC Communications A/S

Guarantors:                        DSC Communications Corporation,
                                   DSC Marketing Services, Inc.,
                                   DSC Finance Corporation,
                                   DSC International Corporation,
                                   DSC of Puerto Rico, Inc.,
                                   DSC Telecommunications Corporation,
                                   DSC Telecom, Inc.,
                                   DSC Telecom L.P., and
                                   Sildor Investments B.V.

Facility:                         DKK 250,000,000 15-year Term Loan

Final Maturity Date:              August 1, 2011.

Interest Rates:                   (i)  1, 2, 3 or 6 months Cibor plus 0.6875%
                                       p.a., payable at the first to occur of
                                       respective end of Interest Period and 3
                                       month anniversary of Interest Period,
                                       and or
                                  (ii) 10 years fixed rate to be determined
                                       at the time of drawdown, payable
                                       quarterly. The interest will be
                                       reset after 10 years for a new
                                       interest period of up to 5 years.
                                       The agreed rate will include a
                                       margin to the Bank of 0.6875% p.a.

Arrangement fee:                  0.05% flat.

Repayment:                        47 quarterly principal installments of DKK
                                  3,989,361.70 with the first principal
                                  installment being paid on November 1, 1999.
                                  The final payment at maturity will be in the amount of DKK 62,500,000.10.

Financial covenants:              Those listed in the promissory note and
                                  otherwise comparable to those incorporated in DSC Communications Corporation's USD 160 million Multicurrency Credit Facility dated as of May 8, 1996.

DSC Communications A/S
July 23, 1996
Page 2



Other covenants:              Those listed in the promissory note,
                              including limitations on liens and
                              subordination to the Bank by the
                              Guarantors of present and future amounts owed any of them by DSC Communications
                              A/S.

For us to establish the facility we would require the following documents to be duly executed and returned to our Bank:

         -   A copy of this letter
         -   Promissory Note
         -   Guaranty
         -   Subordination Agreement.
         - Appropriate Sealed Board Resolutions and Certificate of Secretary from each of the Guarantors and the Subordinated Creditors confirming that the Guarantors and the Subordinated Creditors are bound by the terms of the Guaranty and the Subordination Agreement (and comparable documents for Sildor Investments B.V. and DSC Telecom, L.P.)

We look forward to accommodating your Danish financing requirements.

                              Sincerely yours,

                               DEN DANSKE BANK



          /s/JOHN O'NEILL                           /s/MOGENS SONDERGAARD
           John O'Neill                              Mogens Sondergaard
          Vice President                                Vice President




The undersigned have read and understood the foregoing agreement and hereby consent to all of the terms and conditions in the agreement.


                             DSC Communications A/S



                         By:
                             -------------------------------

                         Title: Vice President and Treasurer
                                ----------------------------